Exhibit 99.4

Anything herein to the contrary notwithstanding, the liens and security interests granted by this Agreement (as defined below), the exercise of any right or remedy with respect thereto, and certain of the rights of the holder hereof are subject to the provisions of the Intercreditor Agreement dated as of June 27, 2014 (as amended, restated, supplemented, or otherwise modified from time to time, the “Intercreditor Agreement”), by and between Bank of America, N.A., as ABL Agent, and Crystal Financial SBIC LP, as Term Agent. In the event of any conflict between the terms of the Intercreditor Agreement and this agreement, the terms of the Intercreditor Agreement shall govern and control.

SECURITY AGREEMENT

This SECURITY AGREEMENT (this “Agreement”) is dated as of June 27, 2014, among SPORT CHALET VALUE SERVICES, LLC, a Virginia limited liability company (“Grantor”) and CRYSTAL FINANCIAL SBIC LP, a Delaware limited partnership, as agent for the Lenders (“Agent”) in connection with the Guaranty described below.

R E C I T A L S:

WHEREAS, SPORT CHALET, INC., a Delaware corporation (“Borrower”), is indebted to Agent and Secured Parties pursuant to that certain Term Loan and Security Agreement dated as of even date herewith (as amended, amended and restated, restated, supplemented, modified or otherwise in effect from time to time, the “Loan Agreement”); and

WHEREAS, Grantor is an Obligated Party and has guaranteed the payment and performance of Borrower’s obligations to Agent and Secured Parties under the Loan Agreement pursuant to that certain Secured Continuing Guaranty of even date herewith (the “Guaranty”); and

WHEREAS, the parties wish to provide for the terms and conditions upon which Grantor’s liabilities under the Guaranty shall be secured by the Collateral (as defined below); and

WHEREAS, this Agreement is made to secure the obligations of Grantor under the Guaranty and in consideration of advances, credit or other financial accommodations now or hereafter being afforded to Borrower by Agent and Secured Parties;

NOW, THEREFORE, for valuable consideration hereby acknowledged, the parties agree as follows:

SECTION 1. DEFINITIONS; RULES OF CONSTRUCTION

1.1. Definitions.

Initially capitalized terms used but not defined herein have the respective meanings set forth in the Loan Agreement. As used herein, the following terms have the meanings set forth below:

Collateral: all of the property of Grantor described in Section 2 hereof, together with all other property of Grantor now or hereafter pledged to Agent to secure, either directly or indirectly, repayment of the Secured Obligations.

Secured Obligations: any and all of Grantor’s indebtedness and/or liabilities to Agent and Secured Parties under the Loan Agreement, the Guaranty (including the “Guarantied Obligations” as defined therein) and under this Agreement.

UCC: the Uniform Commercial Code as in effect in the State of New York or, when the laws of any other jurisdiction govern the perfection or enforcement of any Lien, the Uniform Commercial Code of such jurisdiction.

1.2. Uniform Commercial Code. As used herein, the following terms are defined in accordance with the UCC in effect in the State of New York from time to time: “Chattel Paper”, “Commercial Tort Claim”, “Deposit Account”, “Document”, “Equipment”, “General Intangibles”, “Goods”, “Instrument”, “Investment Property”, “Letter-of-Credit Right” and “Supporting Obligation”.

1.3. Certain Matters of Construction. The terms “herein”, “hereof”, “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular section, paragraph or subdivision. Any pronoun used shall be deemed to cover all genders. In the computation of periods of time from a specified date to a later specified date, “from” means “from and including,”, “through” means “through and including,” and “to” and “until” each mean “to but excluding,”. The terms “including” and “include” shall mean “including, without limitation” and, for purposes of each Loan Document, the parties agree that the rule of ejusdem generis shall not be applicable to limit any provision. Section titles appear as a matter of convenience only and shall not affect the interpretation hereof. All references to (a) laws or statutes include all related rules, regulations, interpretations, amendments and successor provisions; (b) any document, instrument or agreement include any amendments, waivers and other modifications, extensions or renewals (to the extent permitted hereby); (c) any section mean, unless the context otherwise requires, a section of this Agreement; (d) any exhibits or schedules mean, unless the context otherwise requires, exhibits and schedules attached hereto, which are hereby incorporated by reference; (e) any Person include successors and assigns; (f) time of day mean time of day at Agent’s notice address under the Loan Agreement; or (g) unless otherwise specified herein, discretion of Agent means the sole and absolute discretion of Agent. Grantor shall have the burden of establishing any alleged negligence, misconduct or lack of good faith by Agent or any other Secured Party hereunder. No provision hereof shall be construed against any party by reason of such party having, or being deemed to have, drafted the provision.

SECTION 2. COLLATERAL

2.1. Grant of Security Interest. To secure the prompt payment and performance of all Secured Obligations, Grantor hereby grants to Agent, for the benefit of Secured Parties, a continuing security interest in and Lien upon all Property of Grantor, including all of the following Property, whether now owned or hereafter acquired, and wherever located:

(a) all Accounts;

(b) all Chattel Paper, including electronic chattel paper;

(c) all Commercial Tort Claims;

(d) all Deposit Accounts;

(e) all Documents;

(f) all General Intangibles, including Intellectual Property;

(g) all Goods, including Inventory, Equipment and fixtures;

(h) all Instruments;

(i) all Investment Property;

(j) all Letter-of-Credit Rights;

(k) all Supporting Obligations;

(l) all cash and other monies, whether or not in the possession or under the control of Agent, a Lender, or a bailee or Affiliate of Agent or a Lender, including any Cash Collateral;

(m) all accessions to, substitutions for, and all replacements, products, and cash and non-cash proceeds of the foregoing, including proceeds of and unearned premiums with respect to insurance policies, and claims against any Person for loss, damage or destruction of any Collateral; and

(n) all books and records (including customer lists, files, correspondence, tapes, computer programs, print-outs and computer records) pertaining to the foregoing.

2.2. Lien on Deposit Accounts. To further secure the prompt payment and performance of all Secured Obligations, Grantor hereby grants to Agent, for the benefit of Secured Parties, a continuing security interest in and Lien upon all amounts credited to any Deposit Account of Grantor, including any sums in any blocked accounts or in any accounts into which such sums are swept. Subject to Section 3.4 hereof, each such Deposit Account shall be subject to a Deposit Account Control Agreement. Grantor authorizes and directs each bank or other depository to deliver to the account designated in such Deposit Account Control Agreement, on a daily basis, all balances in each Deposit Account maintained by Grantor with such depository for application to the Revolving Credit Obligations then outstanding in accordance with the Revolving Credit Agreement as in effect on the Closing Date. Grantor irrevocably appoints Agent as Grantor’s attorney-in-fact to collect such balances to the extent any such delivery is not so made.

2.3. Other Collateral.

2.3.1. Commercial Tort Claims. Grantor shall promptly notify Agent in writing if Grantor has a Commercial Tort Claim (other than, as long as no Default or Event of Default exists, a Commercial Tort Claim for less than $100,000) and, upon Agent’s request, shall promptly take such actions as Agent deems appropriate to confer upon Agent (for the benefit of Secured Parties) a duly perfected, first priority Lien, subject only to the prior Lien in favor of the Revolver Agent and subject to the terms of the Intercreditor Agreement, upon such claim.

2.3.2. Certain After-Acquired Collateral. Grantor shall promptly notify Agent in writing if, after the Closing Date, Grantor obtains any interest in any Collateral consisting of Deposit Accounts, Chattel Paper, Documents, Instruments, Intellectual Property, Investment Property or Letter-of-Credit Rights and, upon Agent’s request, shall promptly take such actions as Agent deems appropriate to effect Agent’s duly perfected, first priority Lien upon such Collateral, subject only to the prior Lien in favor of the Revolver Agent and subject to the terms of the Intercreditor Agreement, including obtaining any appropriate possession (subject to the terms of the Intercreditor Agreement), control agreement or Lien Waiver. If any Collateral is in the possession of a third party, at Agent’s request, Grantor shall obtain an acknowledgment that such third party holds the Collateral for the benefit of Agent, subject to the terms of the Intercreditor Agreement.

2.3.3. No Assumption of Liability. The Lien on Collateral granted hereunder is given as security only and shall not subject Agent or any Lender to, or in any way modify, any obligation or liability of Grantor relating to any Collateral.

2.4. Further Assurances. Promptly upon request, Grantor shall deliver such instruments,

assignments, title certificates, or other documents or agreements, and shall take such actions, all subject to the terms of the Intercreditor Agreement, as Agent deems appropriate under Applicable Law to evidence or perfect its Lien on any Collateral, or otherwise to give effect to the intent of this Agreement. Grantor authorizes Agent to file any financing statement that indicates the Collateral as “all assets” or “all personal property” of Grantor, or words to similar effect, and ratifies any action taken by Agent before the Closing Date to effect or perfect its Lien on any Collateral.

2.5. Foreign Subsidiary Stock. Notwithstanding Section 2.1, not more than 65% of the voting stock of any Foreign Subsidiary and 100% of all non-voting stock (if any) of each Foreign Subsidiary shall be included in the Collateral.

SECTION 3. COLLATERAL ADMINISTRATION

3.1. Administration of Accounts.

3.1.1. Records and Schedules of Accounts. Grantor shall keep accurate and complete records of its Accounts, including all payments and collections thereon, and shall submit to Agent upon request such reports thereon in form satisfactory to Agent.

3.1.2. Taxes. If an Account of Grantor includes a charge for any Taxes, Agent is authorized, in its discretion, to pay the amount thereof to the proper taxing authority for the account of Grantor and add such amounts to the Secured Obligations; provided, however, that neither Agent nor Lenders shall be liable for any Taxes that may be due from Grantor or with respect to any Collateral.

3.2. Administration of Inventory.

3.2.1. Records and Reports of Inventory. Grantor shall keep accurate and complete records of its Inventory, including costs and daily withdrawals and additions, and shall submit to Agent, upon request, inventory and reconciliation reports in form satisfactory to Agent, on such periodic basis as Agent may request. Upon request of Agent from time to time, Grantor shall conduct a physical Inventory count, and shall provide to Agent a report based on such Inventory count promptly upon completion thereof, together with such supporting information as Agent may reasonably request. Agent may participate in and observe each such count.

3.2.2. Acquisition, Sale and Maintenance. Grantor shall take all steps to assure that all Inventory produced by or under the direction or control of Borrower or its Subsidiaries is produced in accordance with Applicable Law, including the FLSA. Grantor shall not acquire or accept any Inventory that is known to it to have been produced in violation of Applicable Law, including the FLSA. Grantor shall not sell any Inventory on consignment or approval or any other basis under which the customer may return or require Borrower to repurchase such Inventory (excepting Grantor’s retail policies, or intercompany policies between Grantor and Borrower with respect to Borrower’s retail policies, concerning the return of purchases of Inventory). Grantor shall use, store and maintain all Inventory with reasonable care and caution, in accordance with applicable standards of any insurance and in conformity with all Applicable Law, and shall make current rent payments (within applicable grace periods provided for in leases) at all locations where any Collateral is located (other than such locations for which Borrower is the lessee).

3.3. Administration of Equipment.

3.3.1. Records and Schedules of Equipment. Grantor shall keep accurate and complete records of its Equipment, including kind, quality, quantity, cost, acquisitions and dispositions thereof. Promptly upon the request of Agent, Grantor shall submit to Agent a current schedule thereof, in form satisfactory to Agent. Promptly upon request, Grantor shall deliver to Agent evidence of its ownership or interests in any Equipment.

3.3.2. Dispositions of Equipment. Grantor shall not sell, lease or otherwise dispose of any Equipment, without the prior written consent of Agent, other than (a) a Permitted Asset Disposition; and (b) replacement of Equipment that is worn, damaged or obsolete with Equipment of like function and value, if the replacement Equipment is acquired substantially contemporaneously with such disposition and is free of Liens.

3.3.3. Condition of Equipment. Grantor represents that its Equipment is in good operating condition and repair, and all necessary replacements and repairs have been made so that the value and operating efficiency of the Equipment is preserved at all times, reasonable wear and tear excepted. Grantor shall ensure that the Equipment is mechanically and structurally sound, and capable of performing the functions for which it was designed, in accordance with manufacturer specifications.

3.4. Administration of Deposit Accounts. Grantor shall take all actions necessary to establish Agent’s control of each Deposit Account (other than an account exclusively used for payroll, payroll taxes or employee benefits, or an account containing not more that $10,000 at any time). Grantor shall be the sole account holder of each Deposit Account and shall not allow any other Person (other than Agent and Revolver Agent) to have control over a Deposit Account or any Property deposited therein.

3.5. General Provisions.

3.5.1. Location of Collateral. All tangible items of Collateral, other than Inventory in transit, shall at all times be kept by Grantor at the business locations set forth on the schedules to the Loan Agreement, except that Grantor may (a) make sales or other dispositions of Collateral in accordance with the Loan Agreement; (b) move Equipment between (or, upon purchase, to) business locations set forth in Disclosure Schedule 8.6.1 to the Loan Agreement; (c) permit Equipment to be in transit to and from, and in possession of, any Person in the business of repairing or maintaining such Equipment for the purpose of maintenance and repair in the Ordinary Course of Business; and (d) move Collateral to another location in the United States, upon 30 Business Days prior written notice to Agent.

3.5.2. Insurance of Collateral; Condemnation Proceeds.

(a) Grantor shall maintain insurance with respect to the Collateral, covering casualty, hazard, public liability, theft, malicious mischief, flood and other risks, in amounts, with endorsements and with insurers (with a Best Rating of at least A7, unless otherwise approved by Agent) satisfactory to Agent. All proceeds under each policy shall be payable to Agent (subject to the terms of the Intercreditor Agreement). From time to time upon request, Grantor shall deliver to Agent the originals or certified copies of its insurance policies and updated flood plain searches conducted by Grantor or at Grantor’s request, if any. Unless Agent shall agree otherwise, each policy shall include satisfactory endorsements (i) showing Agent as sole loss payee or additional insured, as appropriate (and subject to the terms of the Intrecreditor Agreement); (ii) requiring 30 days prior written notice to Agent in the event of cancellation of the policy for any reason whatsoever; and (iii) specifying that the interest of Agent shall not be impaired or invalidated by any act or neglect of Grantor or the owner of the Property, nor by the occupation of the premises for purposes more hazardous than are permitted by the policy. If Grantor fails to provide and pay for any insurance, Agent may, at its option, but shall not be required to, procure the insurance and charge Grantor therefor. Grantor agrees to deliver to Agent, promptly as rendered, copies of all reports made to insurance companies. While no Event of Default exists, Grantor may settle, adjust or compromise any insurance claim, as long as the proceeds are delivered to Agent. If an Event of Default exists, only Agent shall be authorized to settle, adjust and compromise such claims (subject to the terms sets forth in the Intercreditor Agreement).

(b) Any proceeds of insurance (other than proceeds from workers’ compensation or D&O insurance) and any awards arising from condemnation of any Collateral shall be paid to Agent (subject to the terms set forth in the Intercreditor Agreement) for application to the Secured Obligations in accordance with the Loan Agreement.

(c) If requested by Grantor in writing within 15 days after Agent’s receipt of any insurance proceeds or condemnation awards relating to any loss or destruction of Collateral, such proceeds will be returned to Grantor as long as no Default or Event of Default exists or would result therefrom.

3.5.3. Protection of Collateral. All expenses of protecting, storing, warehousing, insuring, handling, maintaining and shipping any Collateral, all Taxes payable with respect to any Collateral (including any sale thereof), and all other payments required to be made by Agent to any Person to realize upon any Collateral, shall be borne and paid by Grantor. Agent shall not be liable or responsible in any way for the safekeeping of any Collateral, for any loss or damage thereto (except for reasonable care in its custody while Collateral is in Agent’s actual possession), for any diminution in the value thereof, or for any act or default of any warehouseman, carrier, forwarding agency or other Person whatsoever, but the same shall be at Grantor’s sole risk.

3.5.4. Defense of Title to Collateral. Grantor shall at all times defend its title to Collateral and Agent’s Liens therein against all Persons, claims and demands whatsoever, except Permitted Liens.

3.6. Power of Attorney. Grantor hereby irrevocably constitutes and appoints Agent (and all Persons designated by Agent) as Grantor’s true and lawful attorney (and agent-in-fact) for the purposes provided in this Section 3.6. Agent, or Agent’s designee, may, without notice and in either its or Grantor’s name, but at the cost and expense of Grantor:

(a) Endorse Grantor’s name on any Payment Item or other proceeds of Collateral (including proceeds of insurance) that come into Agent’s possession or control; and

(b) During the continuation of an Event of Default, (i) notify any Account Debtors of the assignment of their Accounts, demand and enforce payment of Accounts, by legal proceedings or otherwise, and generally exercise any rights and remedies with respect to Accounts; (ii) settle, adjust, modify, compromise, discharge or release any Accounts or other Collateral, or any legal proceedings brought to collect Accounts or Collateral; (iii) sell or assign any Accounts and other Collateral upon such terms, for such amounts and at such times as Agent deems advisable; (iv) take control, in any manner, of any proceeds of Collateral; (v) prepare, file and sign Grantor’s name to a proof of claim or other document in a bankruptcy of an Account Debtor, or to any notice, assignment or satisfaction of Lien or similar document; (vi) receive, open and dispose of mail addressed to Grantor, and notify postal authorities to change the address for delivery thereof to such address as Agent may designate; (vii) endorse any Chattel Paper, Document, Instrument, invoice, freight bill, bill of lading, or similar document or agreement relating to any Accounts, Inventory or other Collateral; (viii) use Grantor’s stationery and sign its name to verifications of Accounts and notices to Account Debtors; (ix) use the information recorded on or contained in any data processing equipment and computer hardware and software relating to any Collateral; (x) make and adjust claims under policies of insurance; (xi) take any proper action as may be necessary or appropriate to obtain payment under any letter of credit or banker’s acceptance for which Grantor is a beneficiary; and (xii) take all other actions as Agent deems appropriate to fulfill

Grantor’s obligations under the Loan Documents (subject to the terms set forth in the Intercreditor Agreement).

SECTION 4. REPRESENTATIONS AND WARRANTIES

4.1. General Representations and Warranties. To induce Agent to enter into the Loan Agreement and the other Loan Documents, Grantor represents and warrants that:

4.1.1. Corporate Names; Locations. During the five years preceding the Closing Date, except as shown on the schedules to the Loan Agreement, Grantor has not been known as or used any corporate, fictitious or trade names, has been the surviving corporation of a merger or combination, or has acquired any substantial part of the assets of any Person. The chief executive offices and other places of business of Grantor are shown on the schedules to the Loan Agreement. During the five years preceding the Closing Date, Grantor has not had any other office or place of business, except as shown on the schedules to the Loan Agreement.

4.1.2. Title to Properties; Priority of Liens. Grantor has good and marketable title to (or valid leasehold interests in) all of its Real Estate, and good title to all of its personal Property, including all Property reflected in any financial statements delivered to Agent or Lenders, in each case free of Liens except Permitted Liens. Grantor has paid and discharged all lawful claims that, if unpaid, could become a Lien on its Properties, other than Permitted Liens. All Liens of Agent in the Collateral are duly perfected, first priority Liens, subject only to Permitted Liens that are expressly allowed to have priority over Agent’s Liens.

4.1.3. Representations and Warranties in Loan Agreement Incorporated. Without limiting any of the foregoing representations and warranties, Grantor represents and warrants that each of the representations and warranties set forth in the Loan Agreement to the extent applicable to Grantor are true, correct and complete as written.

4.2. Complete Disclosure. No Loan Document contains any untrue statement of a material fact regarding Grantor or its properties, nor fails to disclose any material fact regarding Grantor or its properties necessary to make the statements contained therein not materially misleading. There is no fact or circumstance that Grantor has failed to disclose to Agent in writing that could reasonably be expected to have a Material Adverse Effect.

SECTION 5. COVENANTS

5.1. Affirmative Covenants. Until the Full Payment of all Secured Obligations, Grantor shall:

5.1.1. Inspections; Appraisals. Permit Agent from time to time, subject (except when a Default or Event of Default exists) to reasonable notice and normal business hours, to visit and inspect the Properties of Grantor, inspect, audit and make extracts from Grantor’s books and records, and discuss with its officers, employees, agents, advisors and independent accountants Grantor’s or its Subsidiary’s business, financial condition, assets, prospects and results of operations. Lenders may participate in any such visit or inspection, at their own expense. Neither Agent nor any Lender shall have any duty to Grantor or any other Obligated Party to make any inspection, nor to share any results of any inspection, appraisal or report with Grantor or any other Obligated Party. Grantor acknowledges that all inspections, appraisals and reports are prepared by Agent and Lenders for their purposes, and Grantor shall not be entitled to rely upon them.

5.1.2. Landlord and Storage Agreements. Upon request, provide Agent with copies of all existing agreements, and promptly after execution thereof provide Agent with copies of all future agreements, between Grantor and any landlord, warehouseman, processor, shipper, bailee or other Person that owns any premises at which any Collateral may be kept or that otherwise may possess or handle any Collateral.

5.1.3. Licenses. Keep each License affecting any Collateral (including the manufacture, distribution or disposition of Inventory) or any other material Property of Grantor and Grantor’s Subsidiaries in full force and effect; promptly notify Agent of any proposed modification to any such License, or entry into any new License, in each case at least 30 days prior to its effective date; pay all Royalties when due; and notify Agent of any default or breach asserted by any Person to have occurred under any License.

5.1.4. Negative Covenants. Until the Full Payment of all Secured Obligations, Grantor shall not, and shall cause each Subsidiary of Grantor not to:

5.1.5. Permitted Liens. Create or suffer to exist any Lien upon any of its Property, except Permitted Liens.

5.1.6. Negative Covenants in Loan Agreement Incorporated. Without limiting the foregoing, Grantor agrees to refrain from taking any action that it has agreed not to take or that Borrower has agreed not to permit Grantor to take pursuant to the terms of the Loan Agreement.

SECTION 6. EVENTS OF DEFAULT; REMEDIES ON DEFAULT

6.1. Events of Default. Any “Event of Default” as defined in the Loan Agreement shall be an “Event of Default” hereunder.

6.2. Remedies upon Default. If an Event of Default described in Section 11.1(j) of the Loan Agreement occurs with respect to Grantor, then to the extent permitted by Applicable Law, all Secured Obligations shall become automatically due and payable by Grantor, without any action by Agent or notice of any kind. In addition, or if any other Event of Default has occurred and is continuing, Agent may in its discretion (and shall upon written direction of Required Lenders) do any one or more of the following from time to time:

(a) declare any Secured Obligations immediately due and payable, whereupon they shall be due and payable without diligence, presentment, demand, protest or notice of any kind, including notice of intent to accelerate and notice of acceleration, all of which are hereby waived by Grantor to the fullest extent permitted by law;

(b) exercise any default rights or remedies afforded under the Loan Agreement, any other Loan Document, or any other agreement, by law, at equity or otherwise, including the rights and remedies of a secured party under the UCC. Such rights and remedies include the rights to (i) take possession of any Collateral; (ii) require Grantor to assemble Collateral, at Grantor’s expense, and make it available to Agent at a place designated by Agent; (iii) enter any premises where Collateral is located and store Collateral on such premises until sold (and if the premises are owned or leased by Grantor, Grantor agrees not to charge for such storage); and (iv) sell or otherwise dispose of any Collateral in its then condition, or after any further manufacturing or processing thereof, at public or private sale, with such notice as may be required by Applicable Law, in lots or in bulk, at such locations, all as Agent, in its discretion, deems advisable. Grantor agrees that 10 days notice of any proposed sale or other disposition of Collateral by Agent shall be reasonable. Agent shall have the right to conduct such sales on Grantor’s premises, without charge, and such sales may be adjourned from time to time in accordance with

Applicable Law. Agent shall have the right to sell, lease or otherwise dispose of any Collateral for cash, credit or any combination thereof, and Agent may purchase any Collateral at public or, if permitted by law, private sale and, in lieu of actual payment of the purchase price, may set off the amount of such price against the Secured Obligations.

6.3. License. Agent is hereby granted an irrevocable, non-exclusive license or other right to use, license or sub-license (without payment of royalty or other compensation to any Person) any or all Intellectual Property of Grantor, computer hardware and software, trade secrets, brochures, customer lists, promotional and advertising materials, labels, packaging materials and other Property, in advertising for sale, marketing, selling, collecting, completing manufacture of, or otherwise exercising any rights or remedies with respect to, any Collateral. Grantor’s rights and interests under Intellectual Property shall inure to Agent’s benefit.

6.4. Setoff. At any time during an Event of Default, Agent, Lenders, and any of their Affiliates are authorized, to the fullest extent permitted by Applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by Agent, such Lender or such Affiliate to or for the credit or the account of Grantor against any Secured Obligations, irrespective of whether or not Agent, such Lender or such Affiliate shall have made any demand under this Agreement or any other Loan Document and although such Secured Obligations may be contingent or unmatured or are owed to a branch or office of Agent, such Lender or such Affiliate different from the branch or office holding such deposit or obligated on such indebtedness. The rights of Agent, each Lender and each such Affiliate under this Section 6.4 are in addition to other rights and remedies (including other rights of setoff) that such Person may have.

6.5. Remedies Cumulative; No Waiver.

6.5.1. Cumulative Rights. All covenants, conditions, provisions, warranties, guaranties, indemnities and other undertakings of Borrower, Grantor and each other Obligated Party contained in the Loan Documents are cumulative and not in derogation or substitution of each other. In particular, the rights and remedies of Agent and Lenders are cumulative, may be exercised at any time and from time to time, concurrently or in any order, and shall not be exclusive of any other rights or remedies that Agent and Lenders may have, whether under any agreement, by law, at equity or otherwise.

6.5.2. Waivers. The failure or delay of Agent or any Lender to require strict performance by Grantor with any terms of the Loan Documents, or to exercise any rights or remedies with respect to Collateral or otherwise, shall not operate as a waiver thereof nor as establishment of a course of dealing. All rights and remedies shall continue in full force and effect until Full Payment of all Secured Obligations. No modification of any terms of any Loan Documents (including any waiver thereof) shall be effective, unless such modification is specifically provided in a writing directed to Grantor and executed by Agent or the requisite Lenders, and such modification shall be applicable only to the matter specified. No waiver of any Default or Event of Default shall constitute a waiver of any other Default or Event of Default that may exist at such time, unless expressly stated. If Agent or any Lender accepts performance by Grantor under any Loan Documents in a manner other than that specified therein, or during any Default or Event of Default, or if Agent or any Lender shall delay or exercise any right or remedy under any Loan Documents, such acceptance, delay or exercise shall not operate to waive any Default or Event of Default nor to preclude exercise of any other right or remedy.

SECTION 7. MISCELLANEOUS

7.1. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of Grantor and Agent and their respective successors and assigns, except that Grantor shall not have the right to assign its rights or delegate its obligations under any Loan Documents.

7.2. Amendments. No modification of this Agreement shall be effective without the prior written agreement of Agent and Grantor.

7.3. Indemnity. GRANTOR SHALL INDEMNIFY AND HOLD HARMLESS THE INDEMNITEES AGAINST ANY CLAIMS THAT MAY BE INCURRED BY OR ASSERTED AGAINST ANY INDEMNITEE, INCLUDING CLAIMS ARISING FROM THE NEGLIGENCE OF AN INDEMNITEE. In no event shall Grantor have any obligation hereunder to indemnify or hold harmless an Indemnitee with respect to a Claim that is determined in a final, non-appealable judgment by a court of competent jurisdiction to result from the gross negligence or willful misconduct of such Indemnitee.

7.4. Notices and Communications. All notices and other communications by or to a party hereto shall be in writing and shall be given to Grantor, at Borrower’s address shown on the signature pages to the Loan Agreement, and to Agent at its address shown on the signature pages to the Loan Agreement, or at such other address as such party may hereafter specify by notice in accordance with this Section 7.4. Each such notice or other communication shall be effective only (a) if given by facsimile transmission, when transmitted to the applicable facsimile number, if confirmation of receipt is received; (b) if given by mail, three Business Days after deposit in the U.S. mail, with first-class postage pre-paid, addressed to the applicable address; or (c) if given by personal delivery, when duly delivered to the notice address with receipt acknowledged. Any written notice or other communication that is not sent in conformity with the foregoing provisions shall nevertheless be effective on the date actually received by the noticed party. Any notice received by Borrower shall be deemed received by Grantor. Electronic and voice mail may not be used as effective notice hereunder.

7.5. Performance of Secured Obligations. Agent may, in its discretion at any time and from time to time, at Grantor’s expense, pay any amount or do any act required of Grantor hereunder or otherwise lawfully requested by Agent to (a) enforce any Loan Documents or collect any Secured Obligations; (b) protect, insure, maintain or realize upon any Collateral; or (c) defend or maintain the validity or priority of Agent’s Liens in any Collateral, including any payment of a judgment, insurance premium, warehouse charge, finishing or processing charge, or landlord claim, or any discharge of a Lien. All payments, costs and expenses (including Extraordinary Expenses) of Agent under this Section 7.5 shall be reimbursed to Agent by Grantor, on demand, with interest from the date incurred to the date of payment thereof at the Default Rate. Any payment made or action taken by Agent under this Section 7.5 shall be without prejudice to any right to assert an Event of Default or to exercise any other rights or remedies under the Loan Documents.

7.6. Severability. Wherever possible, each provision of hereof shall be interpreted in such manner as to be valid under Applicable Law. If any provision is found to be invalid under Applicable Law, it shall be ineffective only to the extent of such invalidity and the remaining provisions hereof shall remain in full force and effect.

7.7. Cumulative Effect; Conflict of Terms. The provisions of this Agreement and the other the Loan Documents are cumulative. The parties acknowledge that the Loan Documents may use several limitations, tests or measurements to regulate similar matters, and they agree that these are cumulative and that each must be performed as provided. Except as otherwise provided in another Loan Document (by specific reference to the applicable provision of this Agreement), if any provision contained herein is in direct conflict with any provision in another Loan Document, the provision herein shall govern and control.

7.8. Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement shall become effective when Agent has received counterparts bearing the signatures of all parties hereto. Delivery of a signature page of any Loan Document by telecopy or other electronic transmission shall be effective as delivery of a manually executed counterpart of such agreement.

7.9. Entire Agreement. Time is of the essence of the Loan Documents. The Loan Documents constitute the entire contract among the parties relating to the subject matter hereof, and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

7.10. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW) (OTHER THAN THE NEW YORK GENERAL OBLIGATIONS LAW §§5-1401 and 5-1402)).

7.11. Consent to Forum. GRANTOR HEREBY CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT SITTING IN OR WITH JURISDICTION OVER NEW YORK, NEW YORK, IN ANY PROCEEDING OR DISPUTE RELATING IN ANY WAY TO ANY LOAN DOCUMENTS, AND AGREES THAT ANY SUCH PROCEEDING SHALL BE BROUGHT BY IT SOLELY IN ANY SUCH COURT. GRANTOR IRREVOCABLY WAIVES ALL CLAIMS, OBJECTIONS AND DEFENSES THAT IT MAY HAVE REGARDING SUCH COURT’S PERSONAL OR SUBJECT MATTER JURISDICTION, VENUE OR INCONVENIENT FORUM. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 7.4. Nothing herein shall limit the right of Agent or any Lender to bring proceedings against Grantor in any other court, nor limit the right of any party to serve process in any other manner permitted by Applicable Law. Nothing in this Agreement shall be deemed to preclude enforcement by Agent of any judgment or order obtained in any forum or jurisdiction.

7.12. Waivers by Grantor. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, GRANTOR WAIVES (A) THE RIGHT TO TRIAL BY JURY (WHICH AGENT AND EACH LENDER HEREBY ALSO WAIVES) IN ANY PROCEEDING OR DISPUTE OF ANY KIND RELATING IN ANY WAY TO ANY LOAN DOCUMENTS, SECURED OBLIGATIONS OR COLLATERAL; (B) PRESENTMENT, DEMAND, PROTEST, NOTICE OF PRESENTMENT, DEFAULT, NON-PAYMENT, MATURITY, RELEASE, COMPROMISE, SETTLEMENT, EXTENSION OR RENEWAL OF ANY COMMERCIAL PAPER, ACCOUNTS, DOCUMENTS, INSTRUMENTS, CHATTEL PAPER AND GUARANTIES AT ANY TIME HELD BY AGENT ON WHICH GRANTOR MAY IN ANY WAY BE LIABLE, AND HEREBY RATIFIES ANYTHING AGENT MAY DO IN THIS REGARD; (C) NOTICE PRIOR TO TAKING POSSESSION OR CONTROL OF ANY COLLATERAL; (D) ANY BOND OR SECURITY THAT MIGHT BE REQUIRED BY A COURT PRIOR TO ALLOWING AGENT TO EXERCISE ANY RIGHTS OR REMEDIES; (E) THE BENEFIT OF ALL VALUATION, APPRAISEMENT AND EXEMPTION LAWS; (F) ANY CLAIM AGAINST AGENT OR ANY LENDER, ON ANY THEORY OF LIABILITY, FOR SPECIAL, INDIRECT, CONSEQUENTIAL, EXEMPLARY OR PUNITIVE DAMAGES (AS OPPOSED TO DIRECT OR ACTUAL DAMAGES) IN ANY WAY RELATING TO ANY ENFORCEMENT ACTION, SECURED OBLIGATIONS, LOAN DOCUMENTS OR TRANSACTIONS RELATING THERETO; AND (G) NOTICE OF ACCEPTANCE HEREOF. Grantor acknowledges that the foregoing waivers are a material inducement to Agent and Lenders entering into the Loan Agreement and that Agent and Lenders are relying upon the foregoing in their dealings with Grantor. Grantor has reviewed the foregoing waivers with its legal counsel and has knowingly and voluntarily waived its jury trial and other rights following consultation with legal counsel. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

7.13. Advice of Counsel. Grantor acknowledges that it has either obtained the advice of counsel or has had the opportunity to obtain such advice in connection with the terms and provisions of this Continuing Guaranty.

7.14. Intercreditor Agreement. Notwithstanding any other provision hereof or of any other Loan Document, for so long as the Discharge of ABL Priority Obligations shall not have occurred and the Revolving Credit Documents shall require (a) the delivery of possession or control to Revolver Agent of any Collateral (including, without limitation, any requirement to deliver agreements (other than the Deposit Account Control Agreements required by Section 4.11) granting control over such Collateral to Revolver Agent), (b) the granting of a first priority Lien on the Collateral in favor of the Revolver Agent, (c) any covenant hereunder or thereunder requiring the delivery of possession or control to Agent of such Collateral (including, without limitation, any requirement to deliver agreements granting control over such Collateral to Agent), (d) the granting of a first priority Lien on Collateral in favor of Agent, or (e) the making of any prepayment or any paying over of funds to Agent, in either case as a result of the receipt of any proceeds of Collateral, shall in each case be deemed to have been satisfied if, prior to the Discharge of ABL Priority Obligations, such possession or control (or such agreements granting control) of such Collateral shall have been delivered to or in favor of Revolver Agent (or its agents or bailees) as provided for in the Intercreditor Agreement, or such first priority Lien on such Collateral shall have been granted to the Revolver Agent and a first priority Lien on such Collateral shall have been granted to Agent (subject to the terms set forth in the Intercreditor Agreement), or such prepayment or paying over of funds in connection with the collection of proceeds of Collateral shall have been made in accordance with the terms of the Intercreditor Agreement. Except as specified herein, nothing contained in the Intercreditor Agreement shall be deemed to modify any of the provisions of this Agreement and the other Loan Documents, which, as among the Borrower, Grantor, each other Obligated Party, Agent, the Lenders and the other Secured Parties shall remain in full force and effect; provided that representations and warranties of the Borrower, the Grantor and each other Obligated Party contained in the Loan Documents representing or warranting that the Lien in favor of Agent in any Collateral is a first priority lien shall be deemed to be modified mutatis mutandis to take into account the foregoing provisions of this Section 7.14.

[Remainder of page intentionally left blank; signatures begin on following page]

IN WITNESS WHEREOF, this Agreement has been executed and delivered as of the date set forth above.

GRANTOR:

SPORT CHALET VALUE SERVICES, LLC, a Virginia limited liability company

By:
	Name:	Howard Kaminsky
	Title:	Manager

[Sport Chalet – Signature Page to Security Agreement (SCVS)]

AGENT:

CRYSTAL FINANCIAL SBIC LP,
a Delaware limited partnership

By:	Crystal SBIC GP LLC, its General Partner

By:
	Name:	Matthew J. Governali
	Title:	Authorized Signatory

[Sport Chalet – Signature Page to Security Agreement (SCVS)]